SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): June 16, 2004
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                   GK INTELLIGENT SYSTEMS, INC.
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      (Exact name of registrant as specified in its charter)


Delaware                     000-22057                 76-0513297
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(State of                  (Commission              (I.R.S. Employer
Incorporation)             File Number)             Identification No.)


            2602 Yorktown Place, Houston, Texas  77056
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             (Address of principal executive offices)


                          (713) 626-1504
                         ----------------
       (Registrant's telephone number, including area code)



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  (Former name or former address, if changed since last report)

Item 5.   Other Events.

On June 16, 2004, GK Intelligent Systems, Inc. entered into a Purchase Agreement with Sunil Nariani (the "Purchase Agreement"), pursuant to which GK Intelligent Systems, Inc. has agreed to purchase, and Sunil Nariani has agreed to sell, all of the issued and outstanding shares of common stock of Stellar Software Network, Inc., a Texas corporation (the "Acquisition"). The Purchase Agreement was amended on June 18, 2004. The Purchase Agreement provides that GK Intelligent Systems, Inc. shall acquire all of the issued and outstanding shares of common stock of Stellar Software Network, Inc. in consideration for the issuance of shares of GK Intelligent Systems, Inc. common stock with the total value of $191,000. As provided for in Section 2.2(a) of the Purchase Agreement, the exact number of shares to be issued to Mr. Nariani shall be determined by taking $191,000 and dividing that sum by the average closing bid price of GK Intelligent Systems, Inc. common stock for the five day trading period immediately prior to the closing of the Acquisition. The shares of GK Intelligent Systems, Inc. common stock shall be issued pursuant to exemptions from registration under the Securities Act of 1933 and from registration under any and all applicable state securities laws.

Stellar Software Network, Inc. is engaged in the business of custom software development, IT staff augmentation and off-shore software development in India.

GK Intelligent Systems, Inc. anticipates that the Acquisition shall close on or about July 30, 2004. GK Intelligent Systems, Inc. will file a Current Report on Form 8-K to report the closing of the Acquisition (the "Form 8-K Acquisition Closing Report") as an "Item 2. Acquisition or Disposition of Assets" event, once the Acquisition has been successfully closed.

Item 7.    Financial Statements and Exhibits.

     (a)   Financial statements of business acquired.

     The financial statements of Stellar Software Network, Inc. shall be filed either as an exhibit to the Form 8-K Acquisition Closing Report or in an Amendment to that report which shall be filed no later than 60 days after the date that the Form 8-K Acquisition Closing Report is required to be filed.

     (b)   Pro forma financial information.

     Any required pro forma financial information shall be filed either as an exhibit to the Form 8-K Acquisition Closing Report or




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


in an Amendment to that report which shall be filed no later than 60 days after the date that the Form 8-K Acquisition Closing Report is required to be filed.

     (c)   Exhibits.

Exhibit           Description
-------           -----------
 2.1              Purchase Agreement dated June 16, 2004 between Sunil
                  Nariani, Seller, and GK Intelligent Systems, Inc., Buyer, involving the purchase of all outstanding shares of common stock of Stellar Software Network, Inc., a Texas corporation


 2.2 First Amendment to the June 16, 2004 Purchase Agreement, dated June 18, 2004 between Sunil Nariani, Seller, and GK Intelligent Systems, Inc.


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






                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GK INTELLIGENT SYSTEMS, INC.
                                  (Registrant)


Date: June 22, 2004            By: /s/ Gary F. Kimmons
                                  -----------------------------------
                                  Gary F. Kimmons
                                  President, CEO and CFO



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